POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ David C. Arch
David C. Arch

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Bob R. Baker
Bob R. Baker

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Frank S. Bayley
Frank S. Bayley

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ James T. Bunch
James T. Bunch

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Bruce L. Crockett
Bruce L. Crockett

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Rod Dammeyer
Rod Dammeyer

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Albert R. Dowden
Albert R. Dowden

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Jack M. Fields
Jack M. Fields

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Martin L. Flanagan
Martin L. Flanagan

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Prema Mathai-Davis
Prema Mathai-Davis

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Lewis F. Pennock
Lewis F. Pennock

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Larry Soll
Larry Soll

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Hugo F. Sonnenschein
Hugo F. Sonnenschein

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Raymond Stickel, Jr.
Raymond Stickel, Jr.

POWER OF ATTORNEY
     I appoint John M. Zerr to act as my attorney-in-fact and agent, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant John M. Zerr as attorney-in-fact and agent the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that John M. Zerr lawfully takes as my attorney-in-fact and agent by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Philip A. Taylor
Philip A. Taylor

POWER OF ATTORNEY
     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:
     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and
     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.
     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.
     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.
     DATED this November 30, 2010.

/s/ Wayne W. Whalen
Wayne W. Whalen

Schedule 1
Open-End Funds, each a Delaware Statutory Trust
AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Short-Term Investments Trust
Closed-End Funds
Massachusetts Business Trust:
Invesco Municipal Income Opportunities Trust II (OIB)
Invesco Municipal Income Opportunities Trust III (OIC)
Invesco Municipal Income Opportunities Trust (OIA)
Invesco Municipal Premium Income Trust (PIA)
Invesco Prime Income Trust
Invesco California Insured Municipal Income Trust (IIC)
Invesco California Quality Municipal Securities (IQC)
Invesco Insured California Municipal Securities (ICS)
Invesco Insured Municipal Bond Trust (IMC)
Invesco Insured Municipal Income Trust (IIM)
Invesco Insured Municipal Securities (IMS)
Invesco Insured Municipal Trust (IMT)
Invesco New York Quality Municipal Securities (IQN)
Invesco Quality Municipal Income Trust (IQI)
Invesco Quality Municipal Investment Trust (IQT)
Invesco Quality Municipal Securities (IQM)
Maryland Corporation:
Invesco High Yield Investments Fund, Inc. (MSY)